UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 24, 2005
SUNAIR ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Florida	1-04334	59-0780772

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3005 Southwest Third Avenue
Fort Lauderdale, Florida 33315

(Address of Principal Executive Office) (Zip Code)
(954) 525-1505

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 7 – Regulation FD
Item 7.01 Regulation FD Disclosure.
We hereby furnish the information contained in Exhibit 99.1 attached hereto and incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information contained in Exhibit 99.1 attached hereto is being furnished and is not deemed to be “filed” for purposes of Section 18 of the Exchange Act and is not otherwise subject to the liabilities of that section.
Section 8 – Other Events
Item 8.01 Other Events.
We hereby file the information contained in Exhibit 99.2 attached hereto and incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Exhibits.

Exhibit	Description

99.1	Item 7.01 Information
99.2	Item 8.01 Information
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATMENTS
     The Private Securities Litigation Reform Act of 1995, the Reform Act, provides a safe harbor for forward-looking statements made by or on our behalf. We and our representatives may, from time to time, make written or verbal forward-looking statements, including statements contained in this Form 8-K and the exhibits hereto. Generally, the inclusion of the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will,” and similar expressions identify statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and that are intended to come within the safe harbor protection provided by those sections. All statements addressing operating performance, events, or developments that we expect or anticipate will occur in the future, including statements relating to sales growth, earnings or earnings per share growth, and market share, as well as statements expressing optimism or pessimism about our future operating results, are forward-looking statements within the meaning of the Reform Act.
     The forward-looking statements are and will be based upon our management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. By their nature, all forward-looking statements involve risks and uncertainties. Actual results, including our ability to complete the acquisition of companies for our Lawn and Pest Control Services Division and obtain the anticipated benefits from such acquisitions and obtain the estimated revenues and EBITDA from our Lawn and Pest Control Services Division, may differ materially from those contemplated by the forward-looking statements or those currently being experienced by us for a number of reasons, including but not limited to the risk factors set forth in Exhibit 99.2 to this Form 8-K and other factors included in our filings with the Securities and Exchange Commission, including the Registration Statement on Form S-3 filed on April 21, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUNAIR ELECTRONICS, INC.
Date: August 24, 2005	By:	/s/ SYNNOTT B. DURHAM
Synnott B. Durham
Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Item 7.01 Information
99.2	Item 8.01 Information